 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Rockford Minerals Inc. (the “Company”) for the quarter ended January 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the Report), the undersigned Director and President and the principal accounting and financial officer of the Company each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

March 20, 2012

/s/Stephen Dewingaerde
Stephen Dewingaerde, Director and President

/s/Gregory J. Neely
Gregory J. Neely, Director, Secretary, Treasurer, chief financial officer and principal accounting officer